UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 26, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-B)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-07                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-B pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On September 26, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 26, 2005 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2005-B
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  September 28, 2005       By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders September 26, 2005



Exhibit 99.1
Statement to Certificateholders September 26, 2005



                      Centex Home Equity Loan Trust 2005-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                 September 26, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1          67,500,000.00     52,229,922.90     5,675,692.01      176,275.99     5,851,968.00    0.00      0.00       46,554,230.89
AF2          16,000,000.00     16,000,000.00             0.00       56,533.33        56,533.33    0.00      0.00       16,000,000.00
AF3          16,550,000.00     16,550,000.00             0.00       60,890.21        60,890.21    0.00      0.00       16,550,000.00
AF4          37,500,000.00     37,500,000.00             0.00      152,906.25       152,906.25    0.00      0.00       37,500,000.00
AF5          20,370,000.00     20,370,000.00             0.00       90,137.25        90,137.25    0.00      0.00       20,370,000.00
AF6          16,000,000.00     16,000,000.00             0.00       64,866.67        64,866.67    0.00      0.00       16,000,000.00
AV1          73,000,000.00     64,631,292.10     3,669,166.39      218,094.70     3,887,261.09    0.00      0.00       60,962,125.71
AV2         338,000,000.00    242,140,711.11    27,083,830.91      798,795.30    27,882,626.21    0.00      0.00      215,056,880.20
AV3         232,500,000.00    232,500,000.00             0.00      787,658.33       787,658.33    0.00      0.00      232,500,000.00
AV4           9,080,000.00      9,080,000.00             0.00       31,810.27        31,810.27    0.00      0.00        9,080,000.00
M1           35,000,000.00     35,000,000.00             0.00      125,727.78       125,727.78    0.00      0.00       35,000,000.00
M2           33,000,000.00     33,000,000.00             0.00      119,423.33       119,423.33    0.00      0.00       33,000,000.00
M3           20,500,000.00     20,500,000.00             0.00       74,733.89        74,733.89    0.00      0.00       20,500,000.00
M4           18,500,000.00     18,500,000.00             0.00       70,402.78        70,402.78    0.00      0.00       18,500,000.00
M5           16,000,000.00     16,000,000.00             0.00       61,457.78        61,457.78    0.00      0.00       16,000,000.00
M6           18,000,000.00     18,000,000.00             0.00       70,260.00        70,260.00    0.00      0.00       18,000,000.00
M7           15,000,000.00     15,000,000.00             0.00       64,550.00        64,550.00    0.00      0.00       15,000,000.00
B            17,500,000.00     17,500,000.00             0.00       77,641.67        77,641.67    0.00      0.00       17,500,000.00
R                     0.00              0.00             0.00            0.00             0.00    0.00      0.00                0.00
TOTALS    1,000,000,000.00    880,501,926.11    36,428,689.31    3,102,165.53    39,530,854.84    0.00      0.00      844,073,236.80

XIO       1,000,159,487.76    894,278,728.04             0.00           28.39            28.39    0.00      0.00      859,959,909.12
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1      152314MR8       773.77663556      84.08432607     2.61149615     86.69582222          689.69230948      AF1      4.050000 %
AF2      152314MS6     1,000.00000000       0.00000000     3.53333313      3.53333313        1,000.00000000      AF2      4.240000 %
AF3      152314MT4     1,000.00000000       0.00000000     3.67916677      3.67916677        1,000.00000000      AF3      4.415000 %
AF4      152314MU1     1,000.00000000       0.00000000     4.07750000      4.07750000        1,000.00000000      AF4      4.893000 %
AF5      152314MV9     1,000.00000000       0.00000000     4.42500000      4.42500000        1,000.00000000      AF5      5.310000 %
AF6      152314MW7     1,000.00000000       0.00000000     4.05416688      4.05416688        1,000.00000000      AF6      4.865000 %
AV1      152314MX5       885.36016575      50.26255329     2.98759863     53.25015192          835.09761247      AV1      3.796250 %
AV2      152314MY3       716.39263642      80.12967725     2.36329970     82.49297695          636.26295917      AV2      3.711250 %
AV3      152314MZ0     1,000.00000000       0.00000000     3.38777776      3.38777776        1,000.00000000      AV3      3.811250 %
AV4      152314NA4     1,000.00000000       0.00000000     3.50333370      3.50333370        1,000.00000000      AV4      3.941250 %
M1       152314NB2     1,000.00000000       0.00000000     3.59222229      3.59222229        1,000.00000000      M1       4.041250 %
M2       152314NC0     1,000.00000000       0.00000000     3.61888879      3.61888879        1,000.00000000      M2       4.071250 %
M3       152314ND8     1,000.00000000       0.00000000     3.64555561      3.64555561        1,000.00000000      M3       4.101250 %
M4       152314NE6     1,000.00000000       0.00000000     3.80555568      3.80555568        1,000.00000000      M4       4.281250 %
M5       152314NF3     1,000.00000000       0.00000000     3.84111125      3.84111125        1,000.00000000      M5       4.321250 %
M6       152314NG1     1,000.00000000       0.00000000     3.90333333      3.90333333        1,000.00000000      M6       4.391250 %
M7       152314NH9     1,000.00000000       0.00000000     4.30333333      4.30333333        1,000.00000000      M7       4.841250 %
B        152314NJ5     1,000.00000000       0.00000000     4.43666686      4.43666686        1,000.00000000      B        4.991250 %
TOTALS                   880.50192611      36.42868931     3.10216553     39.53085484          844.07323680

XIO      N/A             894.13612427       0.00000000     0.00002839      0.00002839          859.82277791      XIO      0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                 Lauren M. Grunley
              JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931
               --------------------------------------------------

Sec. 7.09(ii)           Distributions Allocable to Principal

                        Group I
                        Scheduled Monthly Payments                                                           182,319.08
                        Curtailments                                                                          24,206.96
                        Prepayments in Full                                                                5,140,442.24
                        Loans Repurchased by Seller                                                                0.00
                        Substitution Amounts                                                                       0.00
                        Net Liquidation Proceeds                                                                   0.00

                        Group II
                        Scheduled Monthly Payments                                                            64,034.34
                        Curtailments                                                                           4,477.87
                        Prepayments in Full                                                                3,388,144.05
                        Loans Repurchased by Seller                                                                0.00
                        Substitution Amounts                                                                       0.00
                        Net Liquidation Proceeds                                                                   0.00

                        Group III
                        Scheduled Monthly Payments                                                           417,523.87
                        Curtailments                                                                         856,814.38
                        Prepayments in Full                                                               24,240,856.13
                        Loans Repurchased by Seller                                                                0.00
                        Substitution Amounts                                                                       0.00
                        Net Liquidation Proceeds                                                                   0.00

                        Group I Subordination Increase Amount                                              2,109,870.39
                        Group I Excess Overcollateralization Amount                                                0.00

Sec. 7.09(iv)           Class Interest Carryover Shortfall
                        Class AF1                                                                                  0.00
                        Class AF2                                                                                  0.00
                        Class AF3                                                                                  0.00
                        Class AF4                                                                                  0.00
                        Class AF5                                                                                  0.00
                        Class AF6                                                                                  0.00
                        Class AV1                                                                                  0.00
                        Class AV2                                                                                  0.00
                        Class AV3                                                                                  0.00
                        Class AV4                                                                                  0.00
                        Class M1                                                                                   0.00
                        Class M2                                                                                   0.00
                        Class M3                                                                                   0.00
                        Class M4                                                                                   0.00
                        Class M5                                                                                   0.00
                        Class M6                                                                                   0.00
                        Class M7                                                                                   0.00
                        Class B                                                                                    0.00

Sec. 7.09(v)            Class Principal Carryover Shortfall
                        Group I Subordinate Certificates
                        Class M1                                                                                   0.00
                        Class M2                                                                                   0.00
                        Class M3                                                                                   0.00
                        Class M4                                                                                   0.00
                        Class M5                                                                                   0.00
                        Class M6                                                                                   0.00
                        Class M7                                                                                   0.00
                        Class B                                                                                    0.00

Sec. 7.09(vi)           Aggregate Loan Balance of Each Group
                        Group I Beginning Aggregate Loan Balance                                         160,501,402.06
                        Group I Ending Aggregate Loan Balance                                            155,154,433.78

                        Group II Beginning Aggregate Loan Balance                                         85,104,193.35
                        Group II Ending Aggregate Loan Balance                                            81,647,537.09

                        Group III Beginning Aggregate Loan Balance                                       648,673,132.63
                        Group III Ending Aggregate Loan Balance                                          623,157,938.25

Sec. 7.09(vii)          Overcollateralization
                        Total Overcollateralization Amount                                                15,886,672.32
                        Total Required Overcollateralization Amount                                       34,505,502.33

Sec. 7.09(viii)         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)           Substitution Amounts
                        Group I                                                                                    0.00
                        Group II                                                                                   0.00
                        Group III                                                                                  0.00

Sec. 7.09(ix)           Loan Purchase Price Amounts
                        Group I                                                                                    0.00
                        Group II                                                                                   0.00
                        Group III                                                                                  0.00

Sec. 7.09(x)            Weighted Average Net Coupon Rate
                        Group I                                                                                7.7874 %
                        Group II                                                                               6.7021 %
                        Group III                                                                              6.8358 %

Sec. 7.09(xii)          Monthly Remittance Amount
                        Group I                                                                            6,388,876.04
                        Group II                                                                           3,932,304.61
                        Group III                                                                         29,210,674.19

Sec. 7.09(xiii)         Weighted Average Gross Margin
                        Group II Loans                                                                         6.3521 %
                        Group III Loans                                                                        6.5139 %

Sec. 7.09(xiv)          Largest Loan Balance
                        Group I                                                                              895,012.11
                        Group II                                                                             355,240.34
                        Group III                                                                            755,146.21

Sec. 7.09(xv)           Basic Principal Amount
                        Group I                                                                            5,346,968.28
                        Group II                                                                           3,456,656.26
                        Group III                                                                         25,515,194.38

Sec. 7.09(xvi)          Net Wac Cap Carryover Paid
                        Group I                                                                                    0.00
                        Group II                                                                                   0.00
                        Group III                                                                                  0.00
                        Subordinate                                                                                0.00

Sec. 7.09(xvi)          Remaining Net Wac Cap Carryover
                        Group I                                                                                    0.00
                        Group II                                                                                   0.00
                        Group III                                                                                  0.00
                        Group Subordinate                                                                          0.00

Sec. 7.09(xviii)        Net Wac Cap
                        Group I Net WAC Cap                                                                      7.79 %
                        Group II Net WAC Cap                                                                     6.28 %
                        Group III Net WAC Cap                                                                    6.41 %
                        Subordinate Net WAC Cap                                                                  6.31 %

Sec. 7.09(xix)          Applied Realized Loss Amounts
                        Subordinate Certificates
                        Class M1                                                                                   0.00
                        Class M2                                                                                   0.00
                        Class M3                                                                                   0.00
                        Class M4                                                                                   0.00
                        Class M5                                                                                   0.00
                        Class M6                                                                                   0.00
                        Class M7                                                                                   0.00
                        Class B                                                                                    0.00

Sec. 7.09(xx)           Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)         Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                Group 1
                                                                                         Principal
                                               Category              Number               Balance                Percentage
                                               1 Month                        44            3,254,886.21                   2.10 %
                                               2 Month                        10              884,322.26                   0.57 %
                                               3 Month                         1               45,268.08                   0.03 %
                                               Total                      55                4,184,476.55                   2.70 %
                                                Group 2
                                                                                         Principal
                                               Category              Number               Balance                Percentage
                                               1 Month                        22            2,873,028.46                   3.52 %
                                               2 Month                         5              582,476.41                   0.71 %
                                               3 Month                         5              567,171.99                   0.69 %
                                               Total                      32                4,022,676.86                   4.92 %
                                                Group 3
                                                                                         Principal
                                               Category              Number               Balance                Percentage
                                               1 Month                       139           17,703,676.96                   2.84 %
                                               2 Month                        55            7,146,463.59                   1.15 %
                                               3 Month                        18            2,342,074.99                   0.38 %
                                                Total                        212           27,192,215.54                   4.37 %
                                                Group Totals
                                                                                         Principal
                                               Category              Number               Balance                Percentage
                                               1 Month                       205           23,831,591.63                   2.77 %
                                               2 Month                        70            8,613,262.26                   1.00 %
                                               3 Month                        24            2,954,515.06                   0.34 %
                                                Total                        299           35,399,368.95                   4.11 %

Sec. 7.09(b)(ii)        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          7              515,350.96                 0.33 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                          7            1,079,537.65                 1.32 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                         56            8,196,407.60                 1.32 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                         70            9,791,296.21                 1.14 %


Sec. 7.09(b)(iii)       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          8              542,471.06                 0.35 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                          1               87,521.28                 0.11 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                         36            3,777,198.07                 0.61 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                         45            4,407,190.41                 0.51 %

Sec. 7.09(b)(iii)       Balloon Loans
                        Number of Balloon Loans                                                                               11.00
                        Balance of Balloon Loans                                                                         845,762.02

Sec. 7.09(b)(iv)        Number and Aggregate Principal Amounts of REO Loans
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          1               66,250.00                 0.04 %


                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                          1              105,889.11                 0.02 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          2              172,139.11                 0.02 %

Sec. 7.09(b)(v)         Book Value of REO Loans
                        Group I                                                                                           71,065.88
                        Group II                                                                                               0.00
                        Group III                                                                                        117,658.52

Sec. 7.09(b)(vi)        Realized Losses
                        Group I:
                        Monthly Realized Losses                                                                                0.00
                        Cumulative Realized Losses                                                                             0.00
                        Group II:
                        Monthly Realized Losses                                                                                0.00
                        Cumulative Realized Losses                                                                             0.00
                        Group III:
                        Monthly Realized Losses                                                                                0.00
                        Cumulative Realized Losses                                                                             0.00

Sec. 7.09(b)(vii)       Net Liquidation Proceeds
                        Group I                                                                                                0.00
                        Group II                                                                                               0.00
                        Group III                                                                                              0.00

Sec. 7.09(b)(viii)      Group I 60+ Delinquency Percentage (Rolling Three Month)                                           1.8962 %

Sec. 7.09(b)(ix)        Cumulative Loss Percentage                                                                           0.00 %
                        Cumulative Realized Losses Since Cut-Off Date                                                          0.00
                        Aggregate Loan Balance as of the Cut-Off Date                                              1,000,159,487.76

Sec. 7.09(b)(x)         Has a Trigger Event Occurred?                                                                            NO

                        1-Month LIBOR for Current Distribution Date                                                       3.64125 %

Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.